Investor Presentation
February 2011

 This presentation contains “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements. Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; fluctuations in costs and expenses including the costs of raw materials, purchased energy, and freight; changes in interest rates; demand for new housing;
accuracy of accounting assumptions related to impaired assets, pension and postretirement costs, contingency reserves and income taxes; competitive actions by other companies; changes in laws or regulations; our ability to execute certain strategic and business improvement initiatives; the accuracy of certain judgments and estimates concerning the integration of acquired operations and other factors, many of which are beyond our control. Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this presentation to reflect the occurrence of events after the date of this presentation.
 This presentation includes non-GAAP financial measures. The required reconciliations to GAAP financial measures are included on our website, www.templeinland.com.

Create Superior and Sustainable Value
• Maximize ROI
• Profitably grow our business

Scorecard
• Maximize ROI → 8.2% TIN ROI
 – Corrugated Packaging → 16.5% ROI
 • Record ROI in 2009 and 2010
 • Fifth consecutive year of above cost of capital returns
 – Building Products → (3.8)% ROI
 • Positive EBITDA of $22 million, up $5 million from 2009
 despite continued historic lows in housing
 • Significantly outperformed peers

New Temple-Inland
(January 2, 2008 to February 1, 2011)

Source: Bloomberg

Temple-Inland Value Creation

 Return on Sales (EBIT/Sales)
X  • Returning Cash to Shareholders
 Sales/Investment (Assets)                        • Reducing Debt
                                                                                                                                                                                                                                                                                                                                                                                                                                                  • Investing in our Businesses
= Return on Investment (Assets)                • Profitably Growing our Company

 Operations Capital Allocation
Value
Creation

7

Corrugated Packaging Strategic Initiatives
• Maintain high integration level
    - Box plant consumption = mill capacity
• Drive for low cost
 - Asset utilization and manufacturing excellence
• Improve mix and margins
   - Sales excellence
• Profitably grow business
   - Organically / Acquisition
Lowering Costs, Improving Efficiencies and Growing Profitably

8

Integration Level - Highest in the Industry
Source: Company reports
Temple-Inland is the most integrated producer of corrugated containers

9
Drive For Low Cost
• Lower mill cost
• Lower box plant cost

Corrugated Packaging Strategic Initiatives
• Drive Low Cost and Increase Asset
 Utilization
 – Fewer Plants
 – Fewer Machines
 – Fewer People
• Improve Mix & Margins
C
U
L
T
U
R
E
Lower cost and higher margins

Box Plant Transformation I
• EBIT (Lower Costs)    $80MM/Year
 – Fewer Plants     4
 – Fewer Machines    88
 – Fewer Positions   1,157
• Investment     $174MM
• ROI       46%
Complete
Box Plant Transformation I lowered costs by $10 million in 2010

Box Plant Transformation II
• EBIT (Lower Costs)    $100MM/Year
 – Fewer Plants     12
 – Fewer Machines    65
 – Fewer Positions    900
• Investment     $250MM
• ROI       40%
Box Plant Transformation II lowered costs by $10 million in 2010

Box Plant Transformation
Box Plant Transformation will reduce cost by $180 million
67
51
348
194
7,911
5,837
2006 Pro-Forma 2013
(24%)
(44%)
(26%)

Improve Mix and Margins
• Customer segmentation
• Target richer segment of customer
 portfolio

Corrugated Packaging
Comparative Peer Group EBIT Margin (ROS)

Notes: (1) EBIT excludes special items - For TIN and IP as reported by segment; for PCA, Gross Profit-selling and administrative expenses; for SSCC, for containerboard, corrugated containers and reclamation operations
 (2) Adjustments to EBIT - For SSCC, beginning in 2007, working capital interest was no longer charged to operations. Based on restatement of 2006 and
  2005 data, EBIT is adjusted upward by $70 million for the years 2004 and 2003.
 (3) Restatements - Most recent reported data used to replace prior data, as reported, when available.

Source: For TIN, Corrugated Packaging actual capital spending and depreciation. For PCA, total company capital spending and depreciation for 2003-2009. In 2010, capital spending as reported with 9 month depreciation annualized. For SSCC, total company capital spending and depreciation as reported. For IP, Industrial Packaging as reported in 2003-2009. In 2010, Industrial
Packaging capital spending and depreciation estimated as a percent of Industrial Packaging to total company capital spending and deprecation in 2009.

Corrugated Packaging
Comparative Peer Group Sales (Revenues) / Assets

x
x
x
x
x
x
x
x
x
x
x
x
x
x
Notes: (1) Sales - For TIN and IP as reported by segment; for PCA, consolidated Net Sales; for SSCC, Net Sales for containerboard, corrugated containers and reclamation operations
 (2) Assets (beginning of year) - For TIN and IP as reported by segment adjusted for acquisitions made in Q3 2008; for PCA, consolidated Total Assets; for
 SSCC, consolidated Total Assets excluding Consumer Packaging prior to 2007. On January 26, 2009 SSCC filed for Chapter 11 Bankruptcy and emerged on June 30, 2010. For 2010, the Successor Total Assets (after adjustments for the Plan of Reorganization and Fresh Start) is used. For 2009, the Successor Total Assets, adjusted for actual cash and cash equivalents is used.
 (3) Restatements - Most recent reported data used to replace prior data, as reported, when available.

Corrugated Packaging
Comparative Peer Group Returns (ROA)

Notes: (1) EBIT excludes special items - For TIN and IP as reported by segment; for PCA, Gross Profit-selling and administrative expenses; for SSCC, for containerboard, corrugated containers and reclamation operations
 (2) Adjustments to EBIT - For SSCC, beginning in 2007, working capital interest was no longer charged to operations. Based on restatement of 2006 and
  2005 data, EBIT is adjusted upward by $70 million for the years 2004 and 2003.
 (3) Assets (beginning of year) - For TIN and IP as reported by segment adjusted for acquisitions made in Q3 2008; for PCA, consolidated Total Assets; for
 SSCC, consolidated Total Assets excluding Consumer Packaging prior to 2007. On January 26, 2009 SSCC filed for Chapter 11 Bankruptcy and emerged on June 30, 2010. For 2010, the Successor Total Assets (after adjustments for the Plan of Reorganization and Fresh Start) is used. For 2009, the Successor Total Assets, adjusted for actual cash and cash equivalents is used.
 (4) Restatements - Most recent reported data used to replace prior data, as reported, when available.

19
Constructive Fundamentals
• Low inventories
• High operating rates
• Positive demand
• Improved pricing

20

Source: Fibre Box Association and AF&PA
Inventories remain at very low levels
Rising Industry Operating Rates
and Low Inventories

Improving Box Demand

Source: Fibre Box Association and Institute for Supply Management

22

Improved Linerboard Pricing
Linerboard prices rose 21% in 2010
Source: Pulp and Paper Week

23

Corrugated Packaging Summary
• Simple, consistent strategy…execution drives
 results
• Track record of success… much more to come
• Fundamentally changed industry

24

Building Products Strategic Initiatives
• Deliver tailored portfolio of building products
 – Products for new home, repair and remodeling
 and commercial markets
• Drive low cost
 – Manufacturing excellence
• Serve preferred markets
 – Favorable demographics
• Profitably grow business

25

Tailored Products

26

Low Cost Operations
Buna
Pineland
Diboll
Rome
DeQuincy
Lumber
Competitive
Position
1st
Quartile
2nd
Quartile
3rd
Quartile
4th
Quartile
Gypsum
Competitive
Position
Cumberland
Fletcher
W. Memphis
McQueeney
Panels
Competitive
Position
Monroeville
Hope
Diboll
Thomson
PB
MDF
El Dorado
Mt. Jewett
80% of Building Products operations are in lowest cost quartile
1st
Quartile
2nd
Quartile
3rd
Quartile
4th
Quartile
1st
Quartile
2nd
Quartile
3rd
Quartile
4th
Quartile
Source: Beck & RISI studies and internal analysis

27

Favorable Locations
Mt. Jewett
Cumberland City
West Memphis
Fletcher
El Dorado
Hope
Rome
Thomson
Pineland
Diboll
Monroeville
DeQuincy
Buna
McQueeney

Canadian Lumber Fundamentals
Source: Wood Markets

29

Building Products EBITDA Trends
Housing Starts
TIN EBITDA
2006
2007
2008
2009
2010
$8
$17
$22

30

Financial Priorities and Capital Allocation
• Return cash to shareholders
 – Maintained dividend through economic
 downturn
 – Increased dividend 10% in 2010
 – Increased dividend 18% in 2011
• Reduce debt
• Invest in our business
• Profitably grow

Appendix

Year-End 2010 Debt Structure
Total Debt
$718
Borrowings Under
Committed Credit
Facilities
$178
Term Debt
$540
($ In Millions)

Term Debt Maturity Profile
Term debt
($ In Millions)
Total Term Debt = $540MM

Year-End, 2010
Committed Credit Facilities
 Accounts
 Receivable Committed
 Securitization Credit
 Facility Agreements Total
Committed $  250  $  710   $ 960
Less:
 Borrowings  (153)  (25)  (178)
 Letters of credit  -    (16)  (16)
Unused borrowing capacity $  97 $ 669 $ 766
Facility Maturities Oct, 2013 June, 2014 ($600MM revolver)
Covenants (as specifically defined):
 Debt/total capital  40.2%  65% Max
 Interest coverage * 8.7x   3.0x Min
* Best 4 out of 5 trailing quarters
 4Q/2010 = 8.1x
($ In Millions)